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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) April 22, 1998
                                                         --------------


                   American General Hospitality Corporation
                   ----------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


               Maryland               1-11903         75-2648842
               -----------------  -----------   ----------------
               (State or Other (Commission (I.R.S. Employer Jurisdiction of File Number) Identification
               incorporation)                               No.)


          5605 MacArthur Boulevard, Suite 1200, Irving, Texas  75038
          ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


      (Registrant's Telephone Number, Including Area Code (972) 550-6800
                                                          --------------


--------------------------------------------------------------------------------
        (Former Name or Former Address, If Changed Since Last Report.)
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ITEM 5.   OTHER EVENTS.

          American General Hospitality Corporation, a Maryland corporation (the "Registrant"), is filing this Current Report on Form 8-K in connection with the Registrant's issuance of a press release on April 22, 1998, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS.

Exhibit   Description
-------   -----------
99.1      Press Release dated April 22, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMERICAN GENERAL HOSPITALITY CORPORATION
                                             (Registrant)


Date:  April 27, 1998
                               By:     /s/ Kenneth E. Barr
                                    --------------------------------
                                    Name:  Kenneth E. Barr
                                    Title: Executive Vice President, Chief
                                           Financial Officer (Principal
                                           Financial Officer), Secretary and
                                           Treasurer

                                       3
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                                 EXHIBIT INDEX


Exhibit   Description
-------   -----------
99.1      Press Release dated April 22, 1998.

                                       4